UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2016 (February 12, 2016)
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2016, Kevin L. Cook, the Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) of Booz Allen Hamilton Holding Corporation (the "Company"), informed the Company of his intention to retire, effective as of July 1, 2016.
In connection with Mr. Cook's retirement, on February 12, 2016, the Company appointed Lloyd W. Howell, Jr., currently an Executive Vice President of the Company, to the additional positions of Chief Financial Officer and Treasurer (Principal Financial Officer), effective as of July 1, 2016. Mr. Howell, age 49, has served as an Executive Vice President of the Company since 2005 and as the group leader for the Company’s Civil Commercial Group since 2013. There were no material changes to Mr. Howell’s compensation arrangements relating to his promotion to Chief Financial Officer and Treasurer (Principal Financial Officer). Mr. Howell has no family relationships with any of our directors or executive officers. There are no relationships between the Company or its subsidiaries, on one hand, and Mr. Howell, on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K.
On February 12, 2016, the Company also appointed Laura S. Adams as the Company’s Principal Accounting Officer to succeed Mr. Cook, effective as of July 1, 2016, in addition to continuing in her current role as the Company’s Controller. Ms. Adams, 43, joined the Company in 2009 and has served as the Company’s Controller since July 2014. Prior to joining the Company, Ms. Adams was a senior manager in the audit and assurance practice of Ernst & Young LLP from 1995 through 2008. There were no material changes to Ms. Adams’ compensation arrangements relating to her designation as the Company’s Principal Accounting Officer. Ms. Adams has no family relationships with any of our directors or executive officers. There are no relationships between the Company or its subsidiaries, on one hand, and Ms. Adams, on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the Company’s press release regarding these events is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY: /s/ Nancy J. Laben
Nancy J. Laben
Executive Vice President, Chief Legal Officer and Secretary
Date: February 19, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 19, 2016